EEW Renewables

Investor Presentation

Leading the Renewable Energy Transition



September 2024

COMPASS DIGITAL
ACQUISITION CORP.

Disclaimers (1/2)

Please read the information below thoroughly before continuing to the rest of the presentation

This presentation (together with oral statements made in connection herewith, this "Presentation") is being delivered to you by EEW Renewables Ltd ("EEW") and Compass Digital Acquisition Corp. ("Compass Digital") to assist interested parties in making their own evaluation with respect to a potential investment in connection with the business combination between EEW, Compass Digital and E.E.W. Renewables Limited ("Pubco") and related transactions (the "Business Combination") and the offering of the securities of EEW, Compass Digital or Pubco in a private placement and for no other purpose. This Presentation is provided for informational purposes only and is being provided to you solely in your capacity as a potential investor considering an investment in EEW, Compass Digital or Pubco.

No Representations or Warranties

No representations or warranties, express or implied are given in, or in respect of, the accuracy or completeness of this Presentation or any other information (whether written or oral) that has been or will be provided to you. To the fullest extent permitted by law, in no circumstances will EEW, Compass Digital, Pubco or any of their respective subsidiaries, shareholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be all inclusive or to contain all of the information that may be required to make a full analysis of EEW, Compass Digital, Pubco or the Business Combination. Viewers of this Presentation should each make their own evaluation of EEW, Compass Digital, Pubco and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs.

Forward-Looking Statements

This Presentation contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Business Combination between EEW and Compass Digital and Pubco, including statements regarding the benefits of the Business Combination, the anticipated timing of the completion of the Business Combination, the services offered by EEW and the markets in which it operates, the expected total addressable market for the services offered by EEW, the sufficiency of the net proceeds of the Business Combination to fund EEW's operations and business plan and EEW's projected future results. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to the following risks: (i) the Business Combination may not be completed in a timely manner or at all; (ii) the Business Combination may not be completed by Compass Digital's business combination deadline, and Compass Digital may fail to obtain an extension of its business combination deadline; (iii) the parties may fail to satisfy the conditions to the consummation of the Business Combination, including the adoption of the business combination agreement by the shareholders of Compass Digital, the satisfaction of the minimum trust account amount following redemptions by Compass Digital's public shareholders, retaining a minimum amount of available cash and the receipt of certain governmental and regulatory approvals; (iv) an event, change or other circumstance could occur that gives rise to the termination of the business combination agreement; (v) the announcement or pendency of the Business Combination could adversely affect EEW's business relationships, performance, and business generally; (vi) the Business Combination could disrupt EEW's current plans and operations; (vii) legal proceedings may be instituted against EEW, Compass Digital, Pubco or others related to the business combination agreement or the Business Combination; (viii) Pubco may fail to meet Nasdaq Stock Exchange listing standards at or following the consummation of the Business Combination; (ix) the parties may not be able to recognize the anticipated benefits of Business Combination, which may be affected by a variety of factors, including changes in the competitive and highly regulated industries in which EEW (and following the Business Combination, Pubco) operates, variations in performance across competitors and partners, changes in laws and regulations affecting EEW's business and the ability of EEW and the post-combination company to retain its management and key employees; (x) Pubco may not be able to implement business plans, forecasts, and other expectations after the completion of the Business Combination; (xi) EEW (and following the Business Combination, Pubco) will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xii) Pubco may experience difficulties in managing its growth and expanding operations; (xiii) Pubco may suffer cyber security or foreign exchange losses; (xiv) a potential public health crises may affect the business and results of operations of EEW (and following the Business Combination, Pubco) and the global economy generally; (xv) the effect of costs related to the Business Combination; (xvi) EEW's limited operating history; (xvii) EEW depends on the sale of a small number of projects in its portfolio; (xviii) to be successful, EEW must continually source new projects, including the related properties and grid capacity; (xix) the solar industry has historically been cyclical and experienced periodic downturns; (xx) EEW's expansion into new lines of business involves inherent risks and may not be successful; (xxi) EEW faces substantial competition in the markets for renewable energy, and many of its competitors are better established and have more resources; (xxii) EEW will need additional funding to complete its business plan, and it may fail to obtain this funding on reasonable sources or at all; (xxiii) EEW's projects are subject to substantial regulation; (xxiv) EEW operates in many different jurisdictions and countries, which exposes it to complexity and risk; and (xxv) the predicted growth of renewable energy in general and solar energy in particular may not materialize.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of Compass Digital's Quarterly Reports on Form 10-Q, the registration statement on Form F-4 and proxy statement/prospectus that will be filed by Pubco, and other documents filed by Compass Digital and Pubco from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and EEW and Compass Digital assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of EEW, Compass Digital or Pubco gives any assurance that any of EEW, Compass Digital or Pubco will achieve its expectations.

Industry and Market Data

In this Presentation, EEW, Compass Digital and Pubco rely on and refer to certain information and statistics regarding the markets and industries in which EEW competes. Such information and statistics are based on EEW's management's estimates and/or obtained from third-party sources, including reports by market research firms and company filings. While EEW believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. None of EEW, Compass Digital or Pubco has independently verified the accuracy or completeness of the information provided by the third-party sources.

Trademarks

This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and EEW's, Compass Digital's and Pubco's use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, © or ® symbols, but EEW, Compass Digital and Pubco will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Disclaimers (2/2)

No Offer or Solicitation

This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offering of securities will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and will be offered as a private placement to a limited number of institutional "accredited investors" as defined in Rule 501(a)(1), (2), (3) or (7) under the Act and "Institutional Accounts" as defined in FINRA Rule 4512(c). Accordingly, the securities must continue to be held unless a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. The transfer of the securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. None of EEW, Compass Digital and Pubco is making an offer of securities in any jurisdiction where the offer is not permitted. This Presentation relates to the potential financing of a portion of the Business Combination through a private placement of EEW, Compass Digital or Pubco securities. This Presentation shall not constitute a "solicitation" as defined in Section 14 of the Exchange Act.

The promotion of EEW, Compass Digital or Pubco securities and the distribution of this Presentation in the United Kingdom are restricted by law. Accordingly, this Presentation is directed only at (i) persons outside the United Kingdom to whom it is lawful to communicate it, or (ii) persons having professional experience in matters relating to investments who fall within the definition "investment professionals" in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the "Order"), or (iii) high net worth companies, unincorporated associations and partnerships and trustees of high value trusts as described in Article 49(2) (A) to (D) of the Order and (iv) persons to whom they may otherwise be lawfully communicated (all such persons together being referred to as "Relevant Persons"). Any investment or investment activity to which this Presentation relates is available only to, and will be engaged in only with, Relevant Persons. This Presentation must not be acted on or relied on by persons who are not Relevant Persons. You represent and agree that you are a Relevant Person.

Non-GAAP Financial Measures

This Presentation includes certain financial measures not presented in accordance with international financial reporting standards ("IFRS"), including, but not limited to, earnings before interest, taxes, depreciation and amortization ("EBITDA") and certain ratios and other metrics derived therefrom. Note that other companies may calculate these non-IFRS financial measures differently, and, therefore, such financial measures may not be directly comparable to similarly titled measures of other companies. Further, these non-IFRS financial measures are not measures of financial performance in accordance with IFRS and may exclude items that are significant in understanding and assessing EEW's financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under IFRS. You should be aware that Compass Digital's, Pubco and EEW's presentation of these measures may not be comparable to similarly titled measures used by other companies. Compass Digital, Pubco and EEW believe these non-IFRS measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to EEW's financial condition and results of operations. Compass Digital, Pubco and EEW believe that the use of these non-IFRS financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in EEW, and in comparing EEW's financial measures with those of other similar companies, many of which present similar non-IFRS financial measures to investors. These non-IFRS these non-IFRS financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in EEW, and in comparing EEW's financial measures with those of other similar companies, many of which present similar non-IFRS financial measures to investors. These non-IFRS financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which items of expense and income are excluded or included in determining financial measures. Please refer to footnotes where presented on each page of this Presentation or to the tables therein for a reconciliation of these measures to what EEW believes are the most directly comparable measure evaluated in accordance with IFRS. Certain monetary amounts, percentages and other figures included in this Presentation have been subject to rounding adjustments. We expect the variability of these items could have a significant impact on our reported IFRS financial results.

Use of Projections

This Presentation also contains certain financial forecasts, projections, estimates and targets for EEW with respect to certain financial and operating information for EEW's fiscal year 2024 (the "Prospective Information"). None of EEW's, Compass Digital's or Pubco's independent auditors have studied, reviewed, compiled or performed any procedures with respect to the Prospective Information for the purpose of their inclusion in this Presentation, and accordingly, none of them have expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. The Prospective Information is for illustrative purposes only and should not be relied upon as being indicative of future results. Certain of the Prospective Information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the Prospective Information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from the Prospective Information. In addition, the method of application of IFRS to our results of operations could have a significant impact on the timing and amounts of revenue and expenses recognized in any future fiscal period, depending on, among other things, the terms of any specific agreement. Prospective Information is inherently uncertain due to a number of factors outside of EEW's, Compass Digital's and Pubco's control. While all Prospective Information is necessarily speculative, EEW, Compass Digital and Pubco believe that the preparation of Prospective Information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Accordingly, there can be no assurance that the Prospective Information is indicative of future performance of the combined company after the Business Combination or that actual results will not differ materially from those presented in the Prospective Information. Inclusion of the Prospective Information in this Presentation should not be regarded as a representation by any person that the results contained in the Prospective Information will be achieved.

Participants in Solicitation

EEW, Compass Digital and Pubco and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies of Compass Digital's shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests of Compass Digital's directors and officers in the Business Combination in Compass Digital's filings with the SEC, including Compass Digital's IPO S-1. To the extent that holdings of Compass Digital's securities have changed from the amounts reported in Compass Digital's IPO Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Compass Digital's shareholders in connection with the Business Combination will be set forth in the proxy statement/prospectus on Form F-4 for the Business Combination, which is expected to be filed by Pubco with the SEC.

Investors, shareholders and other interested persons are urged to read the proxy statement/prospectus and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the Business Combination. Investors, shareholders and other interested persons will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about EEW, Compass Digital and Pubco through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC that are referred to herein can be obtained free of charge by directing a written request to Compass Digital Acquisition Corp. at 195 US HWY 50, Suite 309, Zephyr Cove, NV. 89448, Telephone No.: (310) 954-9665.

Today's Presenters

EEW Renewables

COMPASS DIGITAL ACQUISITION CORP.



Svante Kumlin
Chief Executive Officer

- 35+ years experience in entrepreneurship
- Founder and investor in advanced technology and renewable energy business
- Pioneered green technology innovations for 20+ years

EEW Renewables; MVCA Monaco Private Equity and Venture Capital Association



Kaveh Ertefai
Chief Financial Officer

- 20+ years experience investment banking, private equity & management
- Focused on renewable energy since 2008
- Founder and CEO of solar start up with 1,600 staff internationally

EEW Renewables; activ solar; UBS



Thomas Hennessy
Chief Executive Officer

- Repeat SPAC sponsor
- Managing Partner – Hennessy Capital Growth Strategies
- Former Board Director of Porch Group (Nasdaq: PRCH)

Hennessy Capital 10 Years; ADIA; equity international; Credit Suisse



Nick Geeza
Chief Financial Officer

- Former Enterprise Sales Director – Capital Preferences
- Former Senior Vice President - US Bank Capital Markets

Hennessy Capital 10 Years; CapitalPreferences; usbank; J.P.Morgan

CDAQ's Renewable Energy Thesis

Levelized Cost of Solar Energy is Competitive with Conventional Energy



(Range USD/MWh)
40
32
49
25
104
58
137
59
61
40
173
106
Solar (PV)
Onshore Wind
Offshore Wind
Coal
Natural Gas
Nuclear
Alternative energy
Conventional energy

Source: Lazard, Roland Berger

Utility Scale Solar is Expected to Grow Almost 3x by 2030 in EEW's Current Markets



(GW)
+14%
57
69
79
89
99
110
126
145
2023
2024
2025
2026
2027
2028
2029
2030
Spain
Australia
UK
Italy
Sweden
Absolute growth 2023-2030 (GW)
2
20
20
14
32

Source: IEA, Wood Mackenzie

Hydrogen Consumption Will Need to Grow Nearly 6x To Achieve Global Decarbonization Targets



(million mt H_2)
90
Renewable fuels for clean mobility & transports
Renewable heat for buildings & industries
Clean feedstock to help decarbonize industries
Energy power & storage to enable the expansion of intermittent sources
527
2020 Existing feedstock
Mobility
Building & industrial heat
Industry feedstock
Energy
2050

Source: IEA, Roland Berger

Battery Energy Storage Systems ("BESS") Capacity is Expected to Grow Almost 4x by 2030 in EEW's Current Markets



(GW)
+21%
18
27
32
38
44
50
58
67
2023
2024
2025
2026
2027
2028
2029
2030
Spain
Australia
UK
Italy
Sweden
Absolute growth 2023-2030 (GW)
0.3
10
19
15
6

Source: IEA, Wood Mackenzie

EEW Investment Highlights

Established Renewable Energy Project Developer

EEW has **over 12 years of track record developing approximately 1.5 GW of projects**

Differentiated Solar, BESS, and H2 Platform

Fully integrated platform with local insight and global expertise across key renewable technologies

Attractive Global Diversification

Established and growing presence in high **IRR,**[1] **unsubsidized markets across Europe and Australia**

Evolving Business

Opportunity to evolve into an **Independent Power Producer ("IPP"), thereby controlling the entire project life cycle and securing recurring revenue**

Compelling Financial Profile[2]

2023A Net Income of **$5.8 million**
2023A Net Income margin of **~52%**

Disciplined Growth Supported by Advanced Project Pipeline

Up to **8.0x pipeline coverage** of 2024E sales
2.1 GW of Advanced Stage projects

1) Internal Rate of Return
2) 12 month ended, April 30, 2024. All financial figures are IFRS and unaudited.

Proposed Transaction Overview

CDAQ has Identified EEW as a Premier Project Developer in the Renewable Energy Industry

BUSINESS COMBINATION

- CDAQ intends to complete a business combination (the "Business Combination") with EEW Renewables ("EEW"), a proven developer of utility-scale renewable energy projects across Europe and Australia.
- The Business Combination is targeted to close in Q4 2024, subject to the satisfaction of customary closing conditions.

VALUATION

- The Business Combination implies a pro forma combined enterprise value of approximately $386 million[1,2].
- Existing EEW shareholders will roll 100% of their equity as part of the Business Combination.

CAPITAL STRUCTURE

- The Business Combination will be funded by a combination of CDAQ cash held in trust, proceeds from potential transaction financing, and common stock received by EEW shareholders.
- Following the Business Combination, the combined company is expected to roll $9.2 million of existing net debt[1] and approximately $15 million net new cash on the balance sheet to fuel growth[2].

(1) As of April 30, 2024. All financial figures are IFRS and unaudited.
(2) See slide 34 for assumptions and calculations.

Contents

01 Company Overview

02 Market Overview

03 Project Pipeline

04 Business Combination Overview



EEW is a Proven Developer of Utility-Scale Renewable Energy Projects

EEW has Expertise Developing Projects (1) Across Key Renewable Technologies, (2) Across Diverse Geographies, and (3) as a Pureplay Developer with the Ability to Opportunistically Evolve into an IPP



PROVEN TECHNOLOGIES

- Solar PV
- Battery Energy Storage System ("BESS")
- Green Hydrogen and Ammonia

GLOBAL DIVERSITY

- Operations in Six Markets and Growing

EVOLVING BUSINESS

- Pure-Play Developer
- IPP Opportunity

EEW at a Glance

EEW is an Established, Geographically Diversified Developer of Utility-Scale Renewable Energy Projects

GLOBAL FOOTPRINT

- United Kingdom
- Australia
- Spain
- Italy
- Sweden
- Morocco

LEGEND

- Offices (6)
- EEW H_2 Projects (2)



KEY FACTS & FIGURES

>12 Years	Track Record
24	Total Projects Developed[1]
~$100M	Cumulative Revenue[1]
~1.5 GW	Projects Sold
1.8 GW	H2 and NH3 pipeline (EEW H2)[2]
3.2 GW	Solar PV Pipeline
4.1 GWh	BESS Pipeline

1) Cumulative revenue reflects revenue from 2015-2023A. Includes ~$39M of fair value gains from investment properties.
2) H2: green hydrogen. NH3: green ammonia.

Over 10-Year Track Record with ~1.5 GW of Projects Developed

2008
Svante Kumlin enters the solar energy sector

2012
EEW founded[1]

2013
Sold 72 MW in UK

2013
Module plant discontinued

2015
Achieved profitability

2015
Solar development in Australia

2017-18
Sold 187 MW in Australia

2018
Solar development in Spain

2020
Solar development in Sweden

2021
Re-entered UK, and entered Italy
EEW H2 spun off from EEW and initiated first project in Australia[2]

2023
Started developing BESS & servicing H2
EEW H2 launched second project in Morocco

2024
Operating in 6 markets with pipeline of **3.2 GW Solar PV** & **4.1 GWh BESS** & **1.75 GW H2 and NH3**

(1) The Group was founded in 2012 as a Cyprus incorporated legal entity, EEW Eco Energy World Holdings Limited , which in 2019 transferred its assets to the current UK incorporated parent entity, EEW Renewables Ltd.
(2) As a result of the spinoff and subsequent transactions, EEW owns 40% of EEW H2.

Proven Development & Monetization Track Record

~1.4 GW of Solar PV Projects Developed and Monetized Across Four Countries



Capacity (MWp)
No. of Projects
450
400
350
300
250
200
150
100
50
0
6
5
4
3
2
1
0
72
9
40
52
57
130
50
360
400
242
2013
2014
2015
2016
2017
2018
2019
2021
2022
2023

1 047 MW

223 MW

100 MW

42 MW

Experienced Executive Team and Prospective Board of Directors

Prospective Board



Roger Parry
Chairman



Tom Hennessy
CDAQ Representative



Svante Kumlin
Member



Vera Spiridopoulo
Member



Kaveh Ertefai
Member

Executive Team



Svante Kumlin
CEO
+40 years experience in entrepreneurship with founding and investing in hi-tech and renewable energy businesses



Kaveh Ertefai
CFO
+20 years experience investment banking, private equity & management with a focus on renewable energy since 2008



Lauren Bennett
President Australia H2
+10 years of experience of project, commercial dealings within the energy, large scale infrastructure and construction industries. M. Eng UNSW, MBL Sydney University



Annette Kumlin
General Counsel



Fredrik Werner
Sweden & Italy



Mutaz Alkiswani
Global Head Developments



John Palmer
Head APAC



José Luis De Viñals
Spain & UK

EEW’s Business Model

EEW’s Core Business is to Develop Utility-Scale Renewable Energy Projects, whilst Strategically and Naturally Evolving to Manage and Operate as an IPP

CORE BUSINESS

Solar PV Development Sell @ RTB

Developing Solar PV from greenfield, co-development, acquisition until Ready To Build (“RTB”) and then exit.

BESS Development Sell @ RTB

Developing Battery Energy Storage Systems and co-located assets with Solar PV until RTB and then exit.

Development of H2 and NH3

Developing utility-scale green hydrogen & ammonia projects, powered by EEW’s Solar PV & BESS projects.

EVOLVING BUSINESS

IPP & Operations

Own and operate selected Solar PV & BESS projects, receiving revenue from the sale of electricity under PPAs (Power Purchase Agreements). Operating Green H2 & NH3 projects and selling their products.

Solar PV and BESS – Overview

SOLAR PV FARM

INTRODUCTION

Large scale, photovoltaic panel-based system that converts sunlight into electrical energy.

TECHNOLOGY & KEY COMPONENTS

- Modules (22-25% efficiency)
- Inverter
- Mounting system

ILLUSTRATIVE OPERATING METRICS[1]

- **EPC**: $450-650k per MW
- **OPEX**: $3-9k MW per year
- **IRR**: ~10%
- **Project Life Cycle: 40** years







BESS

INTRODUCTION

Stores electrical energy in rechargeable batteries to be used when needed.

TECHNOLOGY & KEY COMPONENTS

- Lithium-ion batteries
- Battery management system
- Power conversion system

ILLUSTRATIVE OPERATING METRICS

- **EPC**: $320-430k per MWh (2 hr solution)
- **OPEX**: $10-20k per MWh per year
- **IRR:** ~15%
- **Project Life Cycle**: 20 years

Note: 1) EPC: Energy, Procurement, and Construction. OPEX: Operational Expenditure.

Focused on Project Development Today with Opportunity to Transition into an IPP Model


RTB
Development
Obtain all required permits; environmental, land use & generator licenses
Permitting Planning
Land selection in proximity to point of grid connection, negotiate land long-term option to lease
Land Acquisition
Study, evaluate & source the best suitable grid connection
Grid Connection
Economic and technical analysis of the region to certify the financial model
Feasibility Study
Arrangement of senior debt, construction finance & equity investment
Project Financing
Selection of and contracting with EPC contractor for project build and maintenance
EPC Management
IPP
(Operation and Ownership)
COD
Own and operate solar projects and receive the revenue from the sale of the electricity plus managing O&M[1]
IPP
EEW has focused on developing projects until **RTB (Ready To Build)** or **COD (Commercial Operational Date)** for sale, providing EEW with a natural advantage to evolve into an owner and operator **(Independent Power Producer).**

Note: 1) O&M: Operation and Maintenance

Scalable & Streamlined Development Model Supported by In-House Operations and Local Partners


External Consultants
Developers & Project Managers (On the Ground)
Technical Experts
Centralised Operation
Planning Consultants
Local Lawyers
Grid Consultants
Technical Advisors
Land Agents
Market Analysts
Energy Analysts
Grid Specialists
Financial Analysts
BESS Specialists
Executive management & central functions

EEW's Positioning in the Project Value Chain

Develop to Sell @ RTB
Highest margin part of the value chain

Develop and Construct to Sell @ COD
Increases the project value and reduces construction risk

IPP (Own & Operate)
Benefiting from EEW's development pipeline



Illustrative Value Creation by Stage
RTB
COD
~$5k/MW
~ $15k/MW
~ $25k/MW
~ $110k/MW
~ $160k/MW
~ $210k/MW
1 Identified
2 Land Secured
3 Grid Secured
4 Planning Secured
5 Construction
6 Operations
~80% Profit Margin
~20% Profit Margin
~10% IRR

Green Hydrogen and Ammonia – Overview

GREEN H2

INTRODUCTION

Produced via water electrolysis using electrical currents powered by renewable energy.

TECHNOLOGY & KEY COMPONENTS

- **Electrolyser**
- **Water supply system**
- **Renewable energy source**
- **Storage/Distribution:** Gas or liquid in tanks, pipelines, trucks or ships

ILLUSTRATIVE OPERATING METRICS

- **CapEx:** $1,000-1,400k per MW
- **IRR:** 10-20%


HYDROGEN H2
HYDROGEN H2
HYDROGEN H2
HYDROGEN H2


H2
HYDROGEN
ZERO EMISSION



GREEN NH3

INTRODUCTION

Produced using green hydrogen and nitrogen, used as a fuel, fertilizer and hydrogen carrier.

TECHNOLOGY & KEY COMPONENTS

- **Synthesis Units:** Catalysts, Reactors
- **Storage/Distribution:** Refrigerated tanks, pipes, tankers, ships
- **Renewable energy source**

ILLUSTRATIVE OPERATING METRICS

- **CapEx:** $1,500-1,800k per MW
- **IRR:** 10-20%

EEW H_2 Project Development Value Chain

EEW H_2 – Pioneering Green Ammonia Production Through Solar-Powered Electrolysis


Electrolysis
H2 Production
Water Desalination
NH3 Production
(Optional)
Solar Power
Generation
Export of Green
H2 or NH3

Total EEW H_2 Pipeline

EEW H_2's 1 GW Project in Morocco and 750 MW Project in Australia are Under Development and Will Be Operational by 2028

MOROCCO – NADOR 1 GW


Nador

- ~ $3.05/kg Landed LCOH
- ~ $80M Year 1 EBITDA[1]
- +10% IRR

Current Global Levelized Costs (USD)

Green H2
$3-5/kg

Green NH3
$500-1,400/T

AUSTRALIA – ROCKHAMPTON 750 MW


Japan
South Korea
Rockhampton

- ~ $620/T Landed LCOA
- ~ $208M Year 1 EBITDA[1]
- +12% IRR

1) Estimated EBITDA in first year of operations

Contents

01 Company Overview

02 Market Overview

03 Project Pipeline

04 Business Combination Overview



Large, Growing Addressable Market Across Solar PV, BESS, and H2

Supported By Global Climate Initiatives, Decreasing Costs, and Increasing Energy Demands

TOTAL ADDRESSABLE MARKET

Required annual investment up to **2050** for **1.5°C** climate goal[1]


$673B
$333B
Solar PV
$170B
BESS
$170B
Clean hydrogen and derivatives

Sources: 1) $673bn annual investment in solar PV, BESS & H2 up to 2050 IRENA - World Energy Transitions Outlook 2023: 1.5°C Pathway

Market Growth Drivers

Renewable Energy Industry Experiencing a Surge in Demand and Production Whilst Costs Continue to Plummet.

22% CAGR in **solar PV installations** 2022-30[1]

26% CAGR in **BESS capacity** 2023-30[2]

39.5% CAGR in **green hydrogen market size** 2022-2030[3]

116.5% CAGR in **green ammonia market size** 2023-2030[4]

Levelized costs of energy (LCOE) of Solar PV fell by 90% between 2009 and 2021[5]


PV
Wind
Coal
Nuclear
$400
$350
$300
$250
$200
$150
$100
$50
$0
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

(1) IRENA - World Energy Transitions Outlook: 1.5°C Pathway (June 2023), CAGR calculated from values of installed PV capacity at the end of 2022 and projection for 2030
(2) McKinsey & Company, August 2, 2023 | Article, Enabling renewable energy with battery energy storage systems | McKinsey
(3) Grand View Research. (n.d.). Green Hydrogen Market Size, Share & Trends Analysis Report By Technology (PEM Electrolyzer, Alkaline Electrolyzer), By Application (Power Generation, Transportation), By Distribution Channel, By Region, And Segment Forecasts, 2022 – 2030
(4) Grand View Research. (n.d.). Green Ammonia Market Size, Share & Trends Analysis Report By End-use (Fertilizer, Power Generation), By Technology (Solid Oxide Electrolysis, Proton Exchange Membrane), By Region, And Segment Forecasts, 2023 – 2030
(5) Source: Lazard's LCOE Analysis – Version 15.0 (Oct 21)

Developer and IPP Returns Profile on a 100MW Illustrative European Solar Project

(In $ Millions)

DEVELOPER ECONOMICS

Main Assumptions

- 100MW project
- 3 y development
- Development Cost: $0.025/watt
- Sale price: $0.10/watt


$2.5
$10.0
Development Costs
Project Sales Revenue

Developer Return on Investment[2] ~100%

IPP ECONOMICS

Main Assumptions

- 100MW project
- $70M CapEx
- 70%+ levered
- Interest rate: 5.5%
- IRR: 10% per year
- EBITDA: $7M


EEW Equity Contribution
$70.0
($49.0)
$21.0
CapEx
Debt
Equity Contribution @100%


Adjusted Operating Income
$7.0
($2.7)
$2.9
Total EBITDA
Interest Expense
EBT

IPP Return on Investment[3] ~14%

[1] Excludes Company Overhead.
[2] Developer ROI is calculated per year, assuming a 3-year project lifecycle.
[3] IPP ROI is calculated per year, assuming a 20-year debt repayment.

100MW European Solar Project Achieves an IPP Valuation Uplift of 2.3x Equity Investment

(In $ Millions)

Main Assumptions

- 100MW project
- $70M CapEx
- 70%+ levered
- Interest rate: 5.5%
- IRR: 10% per year
- EBITDA: $7M
- EBITDA Valuation Multiple: ~10x[2]


IPP VALUATION
EEW Equity Contribution
Adjusted Operating Income
Equity Value Creation at Public Trading Multiples
10x EBITDA
Equity uplift = 2.3x investment
$70.0
$21.0
$7.0
$2.9
$70.0
$49.0
CapEx
Equity Contribution @100%
Total EBITDA
EBT
Valuation
Return
233%
Return

[1] Excludes Company Overhead.
[2] Exit multiple of 10x is based on the valuation benchmarking of EU listed IPPs . Refer to slide 32.

Contents

01 Company Overview

02 Market Overview

03 Project Pipeline

04 Business Combination Overview



Total Solar PV, BESS, and Green Hydrogen Pipeline

EEW has 3.2 GW of Solar PV, 4.1 GWh of BESS, and 1.75 GWh of H2 & NH3 Pipeline



SOLAR PV
H2 & NH3
BESS
2,143 MW + 1,750 MW + 1,124 MWh
Early Stage
700 MW + 1,380 MWh
Mid Stage
328 MW + 1,574 MWh
Advanced Stage



UK
36% of Solar PV Pipeline
5% of BESS Pipeline
Sweden
8% of Solar PV Pipeline
13% of BESS Pipeline
Spain
3% of Solar PV Pipeline
1% of BESS Pipeline
Morocco
100% of H2 Pipeline
Italy
4% of Solar PV Pipeline
16% of BESS Pipeline
Australia
50% of Solar PV Pipeline
63% of BESS Pipeline
100% of NH3 Pipeline

Note:
These pipeline figures are for illustrative purposes only and should not be relied upon as being indicative of future results. These illustrative figures are subject to various risks, uncertainties and assumptions, and there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated. Advanced stage projects are mature for commercialization, including projects sold, in actual sale process, or expected to be transacted within the provided date range.
JDA/acquisitions represent potential JDA or acquisition opportunities that EEW is aware of and which are subject to various stages of diligence and discussions with counterparties. Ability to acquire any project is dependent upon a number of factors, including successful negotiation with counterparties, completion of due diligence, and availability of funding. There can be no assurance that the Group will be able to acquire any of these pipeline opportunities, due to these or a number of other potential contingencies.

Up to 8.0x Pipeline Coverage of 2024 Topline Projections

Advanced Pipeline Typically Converts at a Rate of 90%


Solar PV + BESS
Pipeline FY2024E
Advanced Stage
1,902 MW
Mid Stage
2,080 MW
Total
3,982 MW
FY2024E
Solar PV + BESS
Forecast
>500 MW
Up to 8.0x
Pipeline
Coverage

Note: These projections are for illustrative purposes only and should not be relied upon as being indicative of future results. These illustrative projections are subject to various risks, uncertainties and assumptions, and there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated.

Advanced Stage Portfolio Overview

FY2024E Estimated Sales of >500 MW Equates to ~26% of Total Advanced Stage Pipeline

Country	Project Name	Solar PV (MW)	BESS (MWh)	Grid Connection	Planning
United Kingdom	UK Warwickshire 1	6.4	0.0	Secured	Obtained
Italy	IT Latium 1	9.3	0.0	Secured	Obtained
Italy	IT Latium 2	4.5	0.0	Secured	Obtained
Italy	IT Latium 3	9.2	0.0	Secured	Obtained
United Kingdom	UK Warwickshire 2	25.0	0.0	Secured	Q2 2025
United Kingdom	SCOT Inverclyde 1	65.0	100.0	Secured	Q2 2025
Sweden	SE Östergötland 1	2.0	16.0	Secured	Obtained
Sweden	SE Kronoberg 1	50.0	100.0	Secured	Q4 2024
Sweden	SE Kalmar 1	0.0	160.0	Secured	Obtained
Australia	AUS Rockhampton 1	57.0	600.0	Secured	Obtained
Australia	AUS Chinchilla 1	100.0	598.0	Secured	Obtained
Total		**328.4**	**1,574.0**		

Contents

01 Company Overview

02 Market Overview

03 Project Pipeline

04 Business Combination Overview



Operational Benchmarking


DevCo
U.S. Listed IPPs
E.U. Listed IPPs
2024E REVENUE GROWTH
Median: 58%
38%
79%
OX2 1
SOLARBANK
Median: 36%
7%
36%
36%
ORMAT
enlight
ALTUS POWER
Median: 4%
(5%)
11%
(2%)
46%
ENCAVIS 1
voltalia
Solaria
Greenvolt 1
2024E EBITDA MARGIN
Median: 16%
12%
20%
Median: 59%
59%
68%
59%
Median: 57%
67%
47%
85%
39%
2024E NET INCOME MARGIN
Median: 6%
7%
5%
Median: 7%
13%
7%
4%
Median: 12%
16%
5%
33%
7%

Sources: All forward metrics are based on FactSet broker estimates, excluding EEW. Market data as of 8/1/2024.
Note: 1) Received take over offer from private equity

Valuation Benchmarking


DevCo
U.S. Listed IPPs
E.U. Listed IPPs
EV / 2024E EBITDA
Median: 22.9x
Median: 16.8x
Median: 12.6x
10.6x
35.1x
13.2x
18.6x
16.8x
14.5x
11.7x
12.3x
12.9x
OX2 1
SOLARBANK
ORMAT
enlight
ALTUS POWER
ENCAVIS 1
voltalia
Solaria
Greenvolt 1
2024E Price / Earnings
Median: 9.9x
Median: 28.7x
Median: 20.3x
9.9x
N/A
28.7x
N/A
N/A
25.9x
33.7x
14.6x
12.1x
OX2 1
SOLARBANK
ORMAT
enlight
ALTUS POWER
ENCAVIS 1
voltalia
Solaria
Greenvolt 1

Sources: All forward metrics are based on FactSet broker estimates, excluding EEW. Market data as of 8/1/2024.
Note: 1) Received take over offer from private equity

Illustrative SPAC IPO Transaction Framework

SOURCES ($M)		
EEW Shares (Rollover Equity)	$300	*92%*
Estimated Gross Cash Proceeds[1]	25	*8%*
TOTAL SOURCES	**$325**	***100%***

PRO FORMA VALUATION	
Share Price ($ per share)	**$10.00**
Shares Outstanding[1] (mm)	39.2
Equity Value ($mm)	**$392**
Less: Net Cash to Balance Sheet	(15)
Plus: Rollover of Existing Net Debt[3]	9
Enterprise Value (at close)	**$386**
Enterprise Value (w/ value of Earnout at close)	***$434***

USES ($M)		
Equity Consideration to EEW	$300	*92%*
Cash to Balance Sheet (Primary Growth Capital)	15	*5%*
Estimated Transaction Fees & Expenses[2]	10	*3%*
TOTAL USES	**$325**	***100%***

PRO FORMA OWNERSHIP STRUCTURE[4,5]


7%
5%
5%
3%
79%
EEW Shareholders
CDAQ Public Shareholders
Current CDAQ Sponsor
Previous CDAQ Sponsor
PIPE / Convert Shareholders

1) Assumes $25 million of cash proceeds from CDAQ's Trust and / or a potential PIPE / Convert raise at $10.00 per share.
2) Includes banker fees, CDAQ expenses and EEW expenses.
3) $9.2 million of existing net debt on the balance sheet as of April 30, 2023. All financial figures are IFRS and unaudited.
4) Pro Forma Existing Shareholders share count calculated based on rollover equity of $300 million and a price per share of $10.00.
5) Includes earnout shares issuable after closing.

